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                                                                    EXHIBIT 13.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of STATS ChipPAC Ltd. (the "Company") on Form 20-F for the fiscal year ended December 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: February 28, 2006


/s/ Michael G. Potter
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Name:  Michael G. Potter
Title: Chief Financial Officer